UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2014

VORTEX BRANDS CO.

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-52272
(Commission File No.)	(IRS Employer Identification No.)

30025 Alicia Parkway #171 Laguna Niguel, Ca 92677
(Address of principal executive offices) (zip code)

(949) 461-1469
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

The Company is currently completing the audit review for its quarter ending November 30, 2014. Once that is completed and the Company receives its no comment letter from the SEC the Company will provide regular updates on its business.

2

SINGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vortex Brands Co.

Dated: December 15, 2014	By:	/s/ Tom Olmstead
	Name:	Tom Olmstead
	Title:	CEO